Exhibit 10.1
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
AND FORBEARANCE AGREEMENT
This Third Amendment to Second Amended and Restated Credit Agreement and Forbearance Agreement (this “Third Amendment”) is effective as of August 26, 2009 (the “Amendment Effective Date”), by and among Teton Energy Corporation, a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, N.A., a national banking association as Administrative Agent (the “Administrative Agent”), and each of the financial institutions a party hereto as Lenders (hereinafter collectively referred to as the “Lenders”, and individually, a “Lender”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 2, 2008 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and
WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to the Borrower; and
WHEREAS, the Defaults and Events of Default described in Exhibit A hereto have occurred and are continuing or will occur during the Forbearance Period (defined below) (the “Specified Defaults”); and
WHEREAS, the parties hereto desire to (a) amend certain terms of the Credit Agreement in certain respects, (b) establish the Borrowing Base and Conforming Borrowing Base in an amount equal to $14,000,000, continuing until the next redetermination or adjustment of the Borrowing Base and Conforming Borrowing Base thereafter, and (c) confirm the Lenders’ agreement to forbear from exercising certain rights and remedies available to them as a result of the Specified Defaults; and
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Lenders party hereto hereby agree as follows:
Section 1. Acknowledgment Of Default And Availability Of Remedies.
1.1 Default. The Borrower acknowledges and agrees that (a) the Specified Defaults have occurred under the Loan Documents which continue to exist on the date hereof and have not been cured or waived; (b) the existence of the Specified Defaults absolutely and unconditionally entitles the Administrative Agent and the Lenders to immediately exercise the remedies available under the Loan Documents, applicable law, at equity or otherwise; (c) the Borrower is not entitled to any notice, grace or cure periods prior to the exercise by the Administrative Agent and the Lenders of such rights or remedies other than notices which have been provided and grace and cure periods which have expired (or to the extent any such right to notice, grace or cure periods exists, such right is hereby waived); and (d) the agreements of the Administrative Agent and the Lenders herein shall not constitute a waiver of any Default or Event of Default including without limitation the Specified Defaults. The Administrative Agent and the Lenders expressly reserve all rights and remedies available to them.

Section 2. Forbearance.
2.1 Forbearance. Upon and subject to the terms and conditions hereof, the Administrative Agent and the Lenders agree to forbear from exercising their rights and remedies as a result of the Specified Defaults under the Loan Documents, including any rights or remedies arising thereunder pursuant to applicable law, to (i) accelerate the outstanding principal balance of the Loans and (ii) commence foreclosure proceedings under the Security Instruments, during the period from the Amendment Effective Date to and including the earlier of (a) the occurrence of any Default or Event of Default other than the Specified Defaults, or (b) 5:00 p.m., September 15, 2009 (Dallas, Texas time) (the “Forbearance Period”). Upon the earlier of the occurrence of any Default or Event of Default other than the Specified Defaults, or September 15, 2009, the Administrative Agent’s and the Lenders’ agreement herein to forbear from exercising such rights and remedies available to them shall immediately terminate, and the Administrative Agent and the Lenders shall immediately be entitled to exercise any and all rights and remedies available to them, individually or collectively, under the Loan Documents, at law or in equity or otherwise, including, without limitation, the right (without prior notice or opportunity to cure of any kind) to accelerate the Loans, exercise rights of offset over all accounts of the Borrower and its Subsidiaries, commence foreclosure proceedings and/or seek the appointment of a receiver.
2.2 No Course of Dealing/Conduct. The Borrower hereby acknowledges and agrees that (a) notwithstanding the Administrative Agent’s and the Lenders’ forbearance as set forth in this Third Amendment, the Administrative Agent and the Lenders reserve the right to strictly enforce this Third Amendment and, except as specifically and expressly limited herein, the Loan Documents; (b) the Administrative Agent and the Lenders are under no duty or obligation of any kind or nature whatsoever to enter into any extension, renewal, restatement or modification of the Loan Documents, or grant the Borrower any additional period or type of forbearance or any extension of this Third Amendment; (c) the Administrative Agent’s and the Lenders’ execution of this Third Amendment shall not be used to assert any waiver of the Administrative Agent’s or the Lenders’ rights or remedies under the Loan Documents or applicable law; (d) this Third Amendment and accommodations made by the Administrative Agent and the Lenders herein shall not constitute a “course of dealing” or a “course of conduct” in contravention of the Loan Documents; (e) the execution and performance of this Third Amendment do not in any way release or constitute an accord and satisfaction or novation of any of the Loan Documents, all of the terms of which shall remain in full force and effect except as specifically and expressly limited herein; and (f) the Borrower and each of its Subsidiaries hereby ratifies and confirms each and every provision of the Loan Documents.
Section 3. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement is hereby amended effective as of the Amendment Effective Date in the manner provided in this Section 3.

3.1 Amendments to Definitions. The definitions of “Interest Payment Date” and “Loan Documents” contained in Section 1.02 of the Credit Agreement shall be amended to read in full as follows:
“Interest Payment Date” means with respect to any ABR Loan, the last day of each month and with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than one month’s duration, each day prior to the last day of such Interest Period that occurs at intervals of one month’s duration after the first day of such Interest Period.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Intercreditor Agreement and the Security Instruments.
3.2 Commitments and Maximum Credit Amount. Schedule 1 hereto sets forth the Commitment and Maximum Credit Amount of each Lender as of the Amendment Effective Date. The aggregate Commitments and Aggregate Maximum Credit Amounts equal $22,484,296 as of the Amendment Effective Date.
Section 4. Borrowing Base Redetermination.
4.1 Borrowing Base. The Borrowing Base and the Conforming Borrowing Base shall each, pursuant to Section 2.07 of the Credit Agreement, be redetermined at $14,000,000 continuing until the next Scheduled Redetermination, Interim Redetermination or other redetermination of the Borrowing Base and the Conforming Borrowing Base thereafter. The parties agree that the redetermination of the Borrowing Base and the Conforming Borrowing Base provided herein shall constitute the Supplemental Redetermination required on or about August 1, 2009 pursuant to the Second Amendment and shall not constitute an Interim Redetermination.
Section 5. Conditions Precedent to Third Amendment. The effectiveness of this Third Amendment is subject to the satisfaction of each of the following conditions precedent:
5.1 No Default. No Default or Event of Default shall have occurred which is continuing, other than the Specified Defaults.
5.2 Other Documents. The Administrative Agent shall have been provided with such other documents, instruments and agreements, and the Borrower and each of its Subsidiaries shall have taken such actions, as the Administrative Agent may reasonably require in connection with this Third Amendment and the transactions contemplated hereby.

5.3 Fees and Expenses. The Borrower shall have paid all reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent incurred, to the extent the same have been invoiced and sent to the Borrower on or prior to the Amendment Effective Date, including all such out-of-pocket fees and expenses incurred in connection with the preparation, negotiation and execution of this Third Amendment and any other Loan Documents to be executed and delivered in connection therewith and any and all fees payable to Administrative Agent or the Lenders pursuant to or in connection with this Third Amendment in consideration for the agreements set forth herein. The Borrower shall have paid to counsel for the Administrative Agent the amount of $50,000 to be held as a retainer for future fees and expenses to be incurred by such Person.
5.4 Payment of Interest. The Administrative Agent shall have received confirmation of payment by the Borrower of all accrued interest under the Loan Documents as of the Amendment Effective Date.
Section 6. Representations and Warranties of the Borrower. To induce the Lenders and the Administrative Agent to enter into this Third Amendment, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent as follows:
6.1 Reaffirm Existing Representations and Warranties. Except for the representations and warranties made in Sections 7.04(b) and 7.22, each representation and warranty of the Borrower and its Subsidiaries contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the Third Amendment (other than breaches which result from the Specified Defaults).
6.2 Due Authorization; No Conflict. The execution, delivery and performance by the Borrower of this Third Amendment are within the Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of the Borrower or any of its Subsidiaries.
6.3 Validity and Enforceability. This Third Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.
6.4 No Default or Event of Default. No Default or Event of Default has occurred which is continuing, other than the Specified Defaults.
6.5 Accounts. Schedule 2 attached hereto sets forth a true, accurate and complete listing of all of the deposit accounts of the Borrower and its Subsidiaries.

6.6 NO CLAIMS. THE BORROWER AND EACH GUARANTOR REPRESENTS AND WARRANTS THAT IT HAS NO CLAIMS (AS THE TERM IS DEFINED IN THIS PARAGRAPH), DEFENSES, OFFSETS, OR COUNTERCLAIMS OF ANY NATURE WHATSOEVER AGAINST THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE LENDERS AND THEIR RESPECTIVE PREDECESSORS, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, REPRESENTATIVES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “LENDER-RELATED PARTIES”). IT IS THE INTENTION OF THE PARTIES THAT THE LENDER-RELATED PARTIES HAVE NO LIABILITY TO THE BORROWER OR ANY GUARANTOR BY REASON OF ANYTHING OCCURRING PRIOR TO THE DATE OF THIS THIRD AMENDMENT RELATING TO CLAIMS COVERED BY THIS THIRD AMENDMENT. ACCORDINGLY, THIS THIRD AMENDMENT IS MADE TO COMPROMISE, RESOLVE, SETTLE, DISCHARGE, AND TERMINATE ALL ACTUAL AND POTENTIAL CLAIMS OF THE BORROWER AND THE GUARANTORS BY REASON OF ANYTHING OCCURRING PRIOR TO THE DATE OF THIS THIRD AMENDMENT RELATING TO CLAIMS COVERED BY THIS THIRD AMENDMENT. THE TERM “CLAIMS” AS USED IN THIS THIRD AMENDMENT MEANS ALL ACCOUNTS, AGREEMENTS, AVOIDANCE ACTIONS, BILLS, BONDS, CAUSES, CAUSES OF ACTION, CHARGES, CLAIMS, COMPLAINTS, CONTRACTS, CONTROVERSIES, COSTS, COUNTERCLAIMS, DAMAGES, DEBTS, DEMANDS, EQUITABLE PROCEEDINGS, EXECUTIONS, EXPENSES, LEGAL PROCEEDINGS, LIABILITIES, LOSSES, MATTERS, OBJECTIONS, OBLIGATIONS, ORDERS, PROCEEDINGS, RECKONINGS, REMEDIES, RIGHTS, SETOFF, SUITS, SUMS OF MONEY, OF EVERY SORT AND DESCRIPTION, INCLUDING BUT NOT LIMITED TO BREACH OF CONTRACT, BREACH OF ANY SPECIAL RELATIONSHIP, BREACH OR ABUSE OF ANY FIDUCIARY DUTY, CONCEALMENT, CONFLICTS OF INTEREST, CONSPIRACY, COURSE OF CONDUCT OR DEALING, DEBT RECHARACTERIZATION, DECEIT, DECEPTIVE TRADE PRACTICES, DEEPENING INSOLVENCY, DEFAMATION, CONTROL, DISCLOSURE, DURESS, ECONOMIC DURESS, EQUITABLE SUBORDINATION, FRAUD, FRAUDULENT CONVEYANCE, FRAUDULENT TRANSFER, GROSS NEGLIGENCE, INSOLVENCY LAW VIOLATIONS, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, MISREPRESENTATION, MISUSE OF INSIDER INFORMATION, NEGLIGENCE, OBLIGATION OF GOOD FAITH AND FAIR DEALING, PREFERENCE, SECRECY, SECURITIES AND ANTITRUST LAWS VIOLATIONS, SUBSTANTIVE CONSOLIDATION, TYING ARRANGEMENTS, UNCONSCIONABILITY, USURY, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND AGENCIES, WRONGFUL SETOFF, WHETHER DIRECT AND INDIRECT, FIXED OR CONTINGENT, KNOWN OR UNKNOWN, WHETHER SOUNDING IN TORT, OR BROUGHT UNDER CONTRACT OR STATUTE, AT LAW OR IN EQUITY, WHETHER OR NOT LIQUIDATED, WHICH MAY HAVE ARISEN AT ANY TIME ON OR PRIOR TO THE DATE OF THIS THIRD AMENDMENT AND WHICH WERE IN ANY MANNER RELATED TO ANY OF THE LOAN DOCUMENTS OR THE ENFORCEMENT OR ATTEMPTED ENFORCEMENT BY THE ADMINISTRATIVE AGENT OR THE LENDERS OF RIGHTS, REMEDIES OR RECOURSES RELATED THERETO. TO THE EXTENT THAT ANY CLAIMS, DEFENSES, OR OFFSETS EXIST AS OF THE DATE HEREOF, THEY ARE HEREBY WAIVED AND RELEASED BY THE BORROWER AND EACH GUARANTOR IN CONSIDERATION OF THE LENDERS’ EXECUTION OF THIS THIRD AMENDMENT. THE BORROWER AND EACH GUARANTOR REPRESENT AND WARRANT THAT IT HAS NOT ASSIGNED ANY CLAIMS, OFFSETS OR DEFENSES TO ANY PERSON, INDIVIDUAL AND/OR ENTITY.

Section 7. Covenants And Agreements. The Borrower hereby covenants and agrees that, from and after the Amendment Effective Date, it will perform, observe and comply with each of the following covenants:
7.1 Compliance with Loan Documents and this Third Amendment. The Borrower will perform, observe and comply with each covenant, agreement and term contained in this Third Amendment and each of the Loan Documents, except for the Specified Defaults. The Borrower shall promptly provide such other reports that the Administrative Agent or any Lender may request from time to time. The Borrower shall cooperate with the Administrative Agent and the Lenders and provide them with access to the Borrower’s premises and books and records during normal business hours and shall promptly pay all fees and expenses incurred by the Administrative Agent in connection therewith.
7.2 Budget. The Borrower shall operate strictly in accordance with the Budget attached hereto as Exhibit B. The Borrower shall use any cash, funds or other property of the Borrower and its Subsidiaries solely for the purpose of funding its business operations consistent with the Budget.
7.3 Strategic Alternatives. The Borrower, consistent with its fiduciary obligations, shall continue to pursue diligently various strategic alternatives such as raising additional capital, merger, reorganization, restructuring, or sale of substantially all of the assets of the Borrower and its Subsidiaries.
7.4 Deposit Accounts. Neither the Borrower nor any of its Subsidiaries shall open or maintain any deposit accounts other than as set forth on Schedule 2 attached hereto.
7.5 Deposit Account Control Agreements. On or prior to September 15, 2009, the Borrower shall obtain fully executed account control agreements in form and substance satisfactory to the Administrative Agent and the Majority Lenders covering all of Borrower’s and its Subsidiaries’ deposit accounts including without limitation accounts held at Wells Fargo Bank, N.A, in form and substance satisfactory to the Administrative Agent and the Majority Lenders, or shall relocate such deposit accounts to one or more of the Lenders.
Section 8. Miscellaneous.
8.1 Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Third Amendment. The Borrower hereby ratifies and confirms its obligations under the Loan Documents.

8.2 RELEASE OF CLAIMS; COVENANT NOT TO SUE. THE BORROWER AND EACH GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE, REMISE, ACQUIT, AND FULLY AND FOREVER RELEASE AND DISCHARGE THE LENDER-RELATED PARTIES FROM ANY AND ALL CLAIMS WHICH THE BORROWER OR ANY GUARANTOR EVER HAD OR NOW HAVE AGAINST THE LENDER-RELATED PARTIES. THE BORROWER AND EACH GUARANTOR COVENANT AND AGREE NEVER TO COMMENCE, VOLUNTARILY AID IN ANY WAY, FOMENT, PROSECUTE OR CAUSE TO BE COMMENCED OR PROSECUTED AGAINST ANY OF THE LENDER-RELATED PARTIES ANY ACTION OR OTHER PROCEEDING BASED UPON ANY OF THE CLAIMS WHICH MAY HAVE ARISEN AT ANY TIME ON OR PRIOR TO THE DATE OF THIS THIRD AMENDMENT AND WERE IN ANY MANNER RELATED TO ANY OF THE LOAN DOCUMENTS. WITHOUT IN ANY WAY MODIFYING OR LIMITING THE FOREGOING, AND IN ADDITION TO THE FOREGOING, THE BORROWER AND EACH GUARANTOR HEREBY INCORPORATE INTO THIS THIRD AMENDMENT, RESTATE, ACKNOWLEDGE, AFFIRM AND AGREE TO EVERY WAIVER AND RELEASE OF ANY CLAIMS AS SET FORTH IN THE LOAN DOCUMENTS AS IF THE SAME WERE SET FORTH HEREIN.
8.3 Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
8.4 Legal Expenses. The Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.
8.5 Counterparts. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until the Borrower, the Administrative Agent and all Lenders have executed a counterpart. Facsimiles or other electronic transmission shall be effective as originals.
8.6 Complete Agreement. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
8.7 Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.
8.8 Effectiveness. This Third Amendment shall be effective automatically and without necessity of any further action by the Borrower, the Administrative Agent or the Lenders when counterparts hereof have been executed by the Borrower, the Administrative Agent and all Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.
8.9 Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

8.10 Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent, the Issuing Bank and each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Third Amendment, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Third Amendment.
8.11 UCC. The Borrower and each Subsidiary each waives and renounces all rights to the extent that such rights are waivable in accordance with Sections 9-602 and 9-624 of the Uniform Commercial Code of the State of Texas in effect from time to time (the “UCC”), including, without limitation, such waivable rights with respect to (i) disposition of collateral (Section 9-610, 9-615 and 9-620 of the UCC), (ii) any right of redemption under Section 9-623 of the UCC and (iii) any right to notice relating to disposition of collateral under Section 9-611 of the UCC.
8.12 Arms-Length/Good Faith. This Third Amendment has been negotiated at arms-length and in good faith by the parties hereto.
8.13 Acknowledgment of the Borrower. The Borrower acknowledges and agrees that the Lenders and the Administrative Agent executing this Third Amendment have done so in their sole discretion and without any obligation. The Borrower further acknowledges and agrees that any action taken or not taken by the Lenders or the Administrative Agent prior to, on or after the date hereof shall not constitute a waiver or modification of any terms, covenant or provision of any Loan Documents other than as specified herein or prejudice any rights or remedies other than as specified herein which the Administrative Agent or any Lender now has or may have in the future under any Loan Documents, applicable law or otherwise, all of which rights and remedies are expressly reserved by the Administrative Agent and the Lenders.
8.14 Breach. A breach of any term or condition of this Third Amendment shall constitute an immediate Event of Default without notice thereof to the Borrower or the lapse of any time or both.
8.15 Evaluation of Agreement. The Borrower acknowledges that: it has thoroughly read and reviewed the terms and provisions of this Third Amendment and is familiar with same; the terms and provisions contained herein are clearly understood by it and have been fully and unconditionally consented to by them; it has had full benefit and advice of counsel of its own selection in regard to understanding the terms, meaning and effect of this Third Amendment; this Third Amendment had been entered into by them freely, voluntarily, with full knowledge, and without duress; in executing this Third Amendment, it is relying on no other representations, either written or oral, express or implied, made to them by the Administrative Agent, the Lenders or any other person or party; and the consideration received by the Borrower hereunder has been actual and adequate. The Borrower acknowledges and agrees that all of its dealings and transfers to date with the Administrative Agent and the Lenders and as contemplated hereunder with the Administrative Agent and the Lenders have been and are made in the ordinary course of business or financial affairs of the Borrower and the Administrative Agent and the Lenders or made according to ordinary business terms.

8.16 Captions. Section captions used in this Third Amendment are for convenience only and shall not affect the construction of this Third Amendment.
8.17 Survival of Terms. Notwithstanding anything to the contrary in this Third Amendment, the debts, obligations, covenants, representations, warranties and releases of and by the Borrower and its Subsidiaries as set forth and evidenced by this Third Amendment and under the Loan Documents shall survive the termination or expiration of this Third Amendment.
8.18 Reservation of Rights. The Administrative Agent and the Lenders expressly reserve any and all rights and remedies available to them under this Third Amendment and the Loan Documents, at law or in equity or otherwise. The Borrower and each of its Subsidiaries hereby acknowledges and agrees that the Administrative Agent and the Lenders have present, absolute, choate and fully perfected security interests in and liens on the collateral described in the Security Instruments, and that such security interests and liens are and remain properly perfected, first and valid, and are further enforceable against the Borrower and its Subsidiaries in accordance with applicable law. No failure to exercise, or delay by the Administrative Agent and Lenders in exercising, any rights, power or privilege hereunder shall preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.
8.19 Further Assurances. The Borrower agrees to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be reasonably requested by the Administrative Agent on behalf of the Lenders as necessary or advisable to carry out the intents and purposes of this Third Amendment and the other Loan Documents.
8.20 Severability. Any provision of this Third Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
8.21 Tolling of Statutes of Limitation. The Borrower agrees that all applicable statutes of limitations with respect to claims against the Borrower with respect to the Loan Documents shall be tolled and not run during the term of this Third Amendment.
8.22 No Joint Venture. This Third Amendment is solely an agreement among the parties hereto as debtors and creditors and does not and shall not create a joint venture among such Persons.
IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.
[Signature pages to follow]

BORROWER:	TETON ENERGY CORPORATION
By:
Name:
Title:
Each of the undersigned (i) consent and agree to this Third Amendment and each of the terms and provisions contained herein, and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

GUARANTORS:	ACKNOWLEDGED AND AGREED TO BY: TETON NORTH AMERICA LLC
By:
Name:
Title:

TETON PICEANCE LLC
By:
Name:
Title:
[Signature Page]
third Amendment to Second Amended and Restated Credit Agreement
and Forbearance Agreement
Teton Energy Corporation

TETON DJ LLC
By:
Name:
Title:

TETON WILLISTON LLC
By:
Name:
Title:

TETON BIG HORN LLC
By:
Name:
Title:

TETON DJCO LLC
By:
Name:
Title:
[Signature Page]
third Amendment to Second Amended and Restated Credit Agreement
and Forbearance Agreement
Teton Energy Corporation

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender
By:
Name:
Title:
[Signature Page]
third Amendment to Second Amended and Restated Credit Agreement
and Forbearance Agreement
Teton Energy Corporation

SYNDICATION AGENT/LENDER:	ROYAL BANK OF CANADA, as Syndication Agent and a Lender
By:
Name:
Title:
[Signature Page]
third Amendment to Second Amended and Restated Credit Agreement
and Forbearance Agreement
Teton Energy Corporation

LENDER:	GUARANTY BANK AND TRUST COMPANY, as a Lender
By:
Name:
Title:
[Signature Page]
third Amendment to Second Amended and Restated Credit Agreement
and Forbearance Agreement
Teton Energy Corporation

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:
[Signature Page]
third Amendment to Second Amended and Restated Credit Agreement
and Forbearance Agreement
Teton Energy Corporation

SCHEDULE 1
Commitment and Maximum Credit Amount of Lenders

Schedule 1

SCHEDULE 2
Deposit Accounts of the Borrower and its Subsidiaries

Schedule 2

Exhibit A
Specified Defaults
1.	Failure to repay Borrowing Base Deficiency on August 25, 2009.

A-1

Exhibit B
Budget

B-1